CFM TECHNOLOGIES, INC.

                         150,000 SHARES OF COMMON STOCK,
                             no par value per share

                            issuable pursuant to the

                   AMENDED AND RESTATED CFM TECHNOLOGIES, INC.
                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                         ------------------------------

             THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
                 SECURITIES THAT HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED.

                         ------------------------------


     CFM Technologies, Inc. (the "Company") has filed a Registration Statement on Form S-8 with the Securities and Exchange Commission (the "Commission") covering shares of the Company's common stock issuable upon exercise of options granted under the Amended and Restated CFM Technologies, Inc. Non-Employee Directors' Stock Option Plan, the Amended and Restated CFM Technologies, Inc. Employee Stock Purchase Plan, the Amended and Restated CFM Technologies, Inc. 1995 Incentive Plan and the Amended and Restated CFM Technologies, Inc. 1992 Employee Stock Option Plan. This document is being provided to all participants in the Amended and Restated CFM Technologies, Inc. Non-Employee Directors' Stock Option Plan (the "Plan"). It contains a brief summary of certain Plan provisions and incorporates certain documents filed by the Company with the Commission.

     The following Plan summary is not intended to amend or alter the Plan in any manner nor does it address all Plan provisions. To the extent that the information contained in the summary differs or conflicts with provisions of the Plan, the terms of the Plan control. A copy of the Plan has been attached for your convenience, but is not incorporated into this document. Additional information concerning the Plan and the Plan administrators can be obtained by contacting Lorin J. Randall, Vice President-Finance, CFM Technologies, Inc., 150 Oaklands Boulevard, Exton, PA 19341, (610) 280-8300.

                              --------------------

                    The date of this document is May 1, 1999

     No person has been authorized to give any information or to make any representations, other than those contained in this document, in connection with the offering contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by CFM Technologies, Inc. This document does not constitute an offer to sell, or the solicitation of an offer to buy, the securities covered by this document to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation. Neither delivery of this document nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts herein set forth since the date hereof or that the information contained herein is correct as of any time subsequent to that date.

     Persons who are deemed to be "affiliates" of CFM Technologies, Inc. under the Securities Act of 1933 may reoffer or resell the shares of the Common Stock acquired pursuant to the CFM Technologies, Inc. Employee Stock Purchase Plan only pursuant to the registration provisions of the Securities Act of 1933, as amended, or an exemption therefrom, including Rule 144 under the Securities Act of 1933. Affiliates may not use this document for the reoffer or resale of such shares.



                               TABLE OF CONTENTS:

I.       SUMMARY OF AMENDED AND RESTATED CFM TECHNOLOGIES, INC.
         NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN .......................   3
         PURPOSE .........................................................   3
         PLAN ADMINISTRATION .............................................   3
         ELIGIBLE PARTICIPANTS ...........................................   3
         OPTION GRANTS ...................................................   3
         EXERCISING THE OPTIONS ..........................................   4
         TERMINATION, MODIFICATION & EXTENSION OF PLAN....................   5
         AMENDMENTS AND TERMINATION OF OPTIONS ...........................   5
         TRANSFERABILITY OF OPTIONS ......................................   6
         SALE OF SHARES OBTAINED UNDER THE PLAN ..........................   6
         APPLICATION OF SECTION 16 OF THE EXCHANGE ACT ...................   6
         CERTAIN FEDERAL INCOME TAX CONSEQUENCES .........................   7
         LEGAL REQUIREMENTS ..............................................   7

II.      DOCUMENTS INCORPORATED BY REFERENCE .............................   7

III.     DOCUMENTS AVAILABLE UPON REQUEST ................................   8

I.    SUMMARY OF AMENDED AND RESTATED CFM TECHNOLOGIES, INC.
      NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

      PURPOSE

     The purpose of the Plan is to enable the Company to attract and retain non-employee members of the Company's Board of Directors (the "Board of Directors") and to further promote the mutuality of interests between such directors and the Company's shareholders.


      PLAN ADMINISTRATION

     The Board of Directors has the authority, subject to certain limitations, to adopt, alter, and repeal administrative rules, guidelines, and practices governing the Plan as it, from time to time, deem advisable. The Board of Directors is also responsible for interpreting the terms and provisions of the Plan and any stock options granted under the Plan (and any agreements relating thereto), and for otherwise supervising the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any stock options in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Board of Directors in performing its duties above shall impair the rights of any Plan participant without his or her consent, unless otherwise required by law.


     ELIGIBLE PARTICIPANTS

     Any member of the Board of Directors who is not an officer or an employee of the Company or any of the Company's subsidiaries is eligible to participate in the Plan (each, an "Eligible Participant").


     OPTION GRANTS

     The Board of Directors shall grant stock options ("Options") to Eligible Participants ("Grantees," each a "Grantee") to purchase such number of shares of the Company's common stock ("Common Stock") as shall have a fair value, as reasonably determined utilizing a valuation method in accordance with generally accepted accounting principles (the "Option Value"), of $20,000 for each year or partial year (on a prorated basis) of service on the date of the Company's annual meeting of shareholders following such year or partial year of service. Any new member of the Board of Directors who is elected to fill a vacancy on the Board of Directors and who is eligible to participate in the Plan on the date of such election will automatically be granted, on the date of the Company's annual meeting of shareholders following such member's initial year of service, additional Options with a total Option Value of $20,000. Each Option shall be evidenced by, and subject to the terms of a Stock Option Contract executed by the Company and the Grantee. The Stock Option Contract shall specify the number of shares of Common Stock subject to the Option, the option price and the other terms and conditions applicable to the Option. The purchase price of the shares of Common Stock underlying the Options shall be $5.00 per share. The term of each Option shall be ten years from the date of grant.

     In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, the number of shares subject to Options to be granted to Eligible Participants, and the number and option price of shares subject to outstanding Options as may be determined to be appropriate by the Board of Directors, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.


     EXERCISING THE OPTIONS

VESTING OF OPTIONS

     All Options granted under the Plan shall become exercisable in full immediately upon grant.

METHOD OF EXERCISE

     Grantees may exercise their Options by delivering to the Company written notice specifying the number of shares to be purchased and the Option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested, by a written representation by the Grantee to the Company that the Grantee is acquiring the shares without a view to distribution. Payment of the option price may be made (i) in cash or by check payable to the Company, (ii) to the extent determined by the Board of Directors on or after the date of grant, in shares of Common Stock duly owned by the Grantee (and for which the Grantee has good title free and clear of any liens and encumbrances), or (iii) by a reduction in the number of shares of Common Stock issuable upon such exercise, based, in each case, on the fair market value of the Common Stock on the last trading date preceding the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided in the Plan, a stock certificate representing the number of shares of Common Stock to which the Grantee is entitled shall be issued and delivered to the Grantee.

CONDITIONS OF EXERCISE

     If the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange or The Nasdaq Stock Market. The Company shall have no obligation to issue any shares of Common Stock upon exercise of an Option unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

     If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules, or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application, or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

           Upon the termination of any period of suspension under the preceding paragraphs, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.


             TERMINATION, MODIFICATION & EXTENSION OF PLAN

     Unless sooner terminated, the Plan shall terminate on December 19, 2005, and no Options may be granted after such date. Termination of the Plan shall not affect Options granted before such date and such Options will continue to be exercisable after the Plan terminates.

     The Board of Directors may at any time amend, discontinue, or terminate the Plan in whole or in part; PROVIDED, HOWEVER, that, unless otherwise required by law, the rights of a Grantee with respect to Options granted prior to an amendment, discontinuance, or termination may not be impaired without the consent of the Grantee and, PROVIDED FURTHER, that, without the approval of the Company's shareholders, no amendment may be made that would (i) materially increase the number of shares of Common Stock issuable under the Plan (except in the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock); (ii) materially modify the requirements as to eligibility to participate in the Plan; or (iii) materially increase the benefits accruing to Grantees. Notwithstanding the foregoing, the provisions concerning Eligible Participants, Options and exercising the Options Grants may not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1974, or the rules thereunder.


                      AMENDMENTS AND TERMINATION OF OPTIONS

AMENDMENTS OF OPTIONS

     The Board of Directors may amend the terms of any Option previously granted, prospectively or retroactively, but, subject to changes to the number of shares subject to Options in the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, no amendment or other action by the Board of Directors shall impair the rights of any Grantee without the Grantee's consent.

OPTION TERM

     The term of each Option shall be ten (10) years from the date of grant subject to the provisions applicable upon the death or disability of a Grantee or the termination of a Grantee's membership on the Board of Directors.

TERMINATION OF BOARD MEMBERSHIP

     Unless otherwise determined by the Board of Directors on or after the date of grant, if a Grantee ceases to be a member of the Board of Directors for any reason other than death or disability, any Option held by such Grantee may be exercised until the expiration of the option term of such Option.

DEATH OF GRANTEE

     Unless otherwise determined by the Board of Directors on or after the date of grant, if a Grantee ceases to be a member of the Board of Directors by reason of death, any Option held by such Grantee at the date of death may thereafter be exercised by the legal representative of the Grantee's estate until the expiration of the option term of such Option.

DISABILITY OF GRANTEE

     Unless otherwise determined by the Board of Directors on or after the date of grant, if a Grantee ceases to be a member of the Board of Directors by reason of a disability that prevents him or her from performing the duties of a director, any Option held by such Grantee may thereafter be exercised by the Grantee or, in the event of the death of the Grantee, by the legal representative of the Grantee's estate until the expiration of the option term of such Option.


                           TRANSFERABILITY OF OPTIONS

     Options granted under the Plan are not transferrable by the Grantee other than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Options shall be exercisable, during the Grantee's lifetime, only by the Grantee.


                     SALE OF SHARES OBTAINED UNDER THE PLAN

     Grantees (except for "Affiliates" of the Company) are free to sell Common Stock acquired by them under the Plan. "Affiliates" of the Company are persons who (directly or indirectly) control, are controlled by, or are under common control with the Company and, thus, may include certain of the Company's directors and officers. Affiliates of the Company may sell Common Stock acquired by them under the Plan pursuant to the quantity and other limitations of Rule 144 under the Securities Act of 1933, as amended.

                  APPLICATION OF SECTION 16 OF THE EXCHANGE ACT

     Grantees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are advised to consult with their own counsel prior to the resale of their shares of Common Stock.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion generally describes the possible federal income tax consequences of participating in the Plan. The description is based upon the Code as it has been interpreted to the date hereof and therefore may not be a sufficient description of the tax consequences if there were a change in the Code as it is written or interpreted. Different rules than those summarized below may apply to Grantees subject to Section 16 of the Exchange Act and to Grantees who exercise their Options using previously-owned Common Stock. Because the tax consequences may vary with each Grantee, Grantees are advised to consult with their own tax advisors. No attempt has been made herein to describe the state and local tax consequences of participating in the Plan, which may differ significantly from the federal income tax consequences of such participation.

     Grantees of Options are subject to tax liability at the time the Options are exercised, not at the time the Options are granted to them. Generally, for nonqualified options, such as the Options granted under the Plan, a Grantee's tax liability is based on the amount by which the fair market value of the Common Stock underlying the Option, calculated on the day the Option is exercised, exceeds the Option exercise price. The Company will receive a corresponding deduction (subject to any applicable Code limitations). When a Grantee subsequently disposes of the Common Stock, the Grantee will realize capital gain or loss, based on the difference between the disposition price and the fair market value of the Common Stock at the time the Option was exercised.


                               LEGAL REQUIREMENTS

     The Plan is not qualified under Section 401(a) of the Code nor do the provisions of the Employee Retirement Income Security Act of 1974 apply to the Plan.


II.   DOCUMENTS INCORPORATED BY REFERENCE

     The Company hereby incorporates by reference into this document the following documents:

           (a) The Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1998.


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

           (b) The Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1999.

           (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A, filed with the Commission by the Company on June 10, 1996, as amended by Amendment No. 1 on Form 8-A/A to the Company's Registration Statement on Form 8-A, filed with the Commission by the Company on June 14, 1996.


     Each document filed by the Company pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such document.


III.  DOCUMENTS AVAILABLE UPON REQUEST

     The Company will furnish, without charge, to each person to whom a copy of this document is delivered, a copy of its most recent annual report to shareholders, and will also deliver copies of all reports, proxy statements and other communications distributed to its shareholders generally. The Company will also provide, without charge, to each such person, on their written or oral request, a copy of any or all of the documents incorporated herein by reference and all documents constituting the Section 10(a) Prospectus (including any current appendix) under the Securities Act of 1933, as amended, of which this document is part. All such requests should be directed to Lorin J. Randall, Vice President-Finance, CFM Technologies, Inc., 150 Oaklands Boulevard, Exton, PA 19341, (610) 280-8300.

                              AMENDED AND RESTATED
                             CFM TECHNOLOGIES, INC.
                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                               (Revised May 1999)

                                    ARTICLE I

                                     PURPOSE

     The purpose of this Non-Employee Directors' Stock Option Plan (the "Plan") is to enable CFM Technologies, Inc. (the "Company") to attract and retain qualified independent directors and to further promote the mutuality of interests between such directors and the Company's shareholders.


                                   ARTICLE II

                                   DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     2.1 "BOARD" shall mean the Board of Directors of the Company.

     2.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     2.3 "COMMON STOCK" means the Common Stock, no par value per share, of the Company.

     2.4 "EFFECTIVE DATE" shall mean the date on which the Plan is approved by the Company's shareholders.

     2.5 "ELIGIBLE DIRECTOR" shall mean any member of the Board who, on the date of the granting of an Option, is not an officer or an employee of the Company or any of the Company's subsidiaries.

     2.6 "FAIR MARKET VALUE" for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or traded on any such exchange, on the Nasdaq Stock Market ("Nasdaq"), or, if such sales prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

     2.7 "PARTICIPANT" shall mean an Eligible Director to whom an Option has been granted under the Plan.

     2.8 "STOCK OPTION" or "OPTION" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI of the Plan.


                                   ARTICLE III

                                 ADMINISTRATION

     3.1 ADMINISTRATION. The Plan shall be administered and interpreted by the Board.

     3.2 GUIDELINES. Subject to Article VII hereof, the Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Board under this Section 3.2 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

     3.3 DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by the Board arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all members of the Board and their respective heirs, executors, administrators, successors and assigns.

                                   ARTICLE IV

                                SHARE LIMITATION

     4.1 SHARES. The maximum aggregate number of shares of Common Stock that may be issued upon exercise of Options is 150,000 (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued shares of Common Stock or issued Common Stock reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

     4.2 CHANGES. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, the number of shares subject to Stock Options to be granted to Eligible Directors pursuant to Section 6.2 and the number and option price of shares subject to outstanding Options, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Option shall always be a whole number.


                                    ARTICLE V

                                   ELIGIBILITY

     5.1 ELIGIBLE DIRECTORS. Only Eligible Directors are eligible to be granted Options under the Plan.


                                   ARTICLE VI

                                  STOCK OPTIONS

     6.1 OPTIONS. All Stock Options granted under the Plan shall be non-qualified stock options (I.E., options that do not qualify as incentive stock options under section 422 of the Code).

     6.2 GRANTS. After the Effective Date, for as long as the Plan remains in effect, each Eligible Director shall automatically be granted Stock Options for a number of shares of Common Stock of the Company with a fair value, as reasonably determined utilizing a valuation method in accordance with generally accepted accounting principles (the "Option Value"), of $20,000 for each year or partial year (on a prorated basis) of service on the date of the company's annual meeting of shareholders following such year or partial year of service. In addition to the grants of Stock Options above, each new member of the Board of Directors who is elected to fill a vacancy on the Board of Directors, if an Eligible Director, will automatically be granted, on the date of the Company's annual meeting of shareholders following such member's initial year of service, additional Stock Options with a total Option Value of $20,000.

     6.3 TERMS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Board shall deem desirable.

          (a) STOCK OPTION CONTRACT. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Contract executed by the Company and the Participant. The Stock Option Contract shall specify the number of shares of common Stock subject to the Stock Option, the option price, and the other terms and conditions applicable to the Stock Option.

          (b) OPTION PRICE. The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be $5.00.

          (c) OPTION TERM. The term of each Stock Option shall be ten years from the date of grant.

          (d) EXERCISABILITY. All Stock Options shall become exercisable immediately upon grant.

          (e) METHOD OF EXERCISE. Stock Options may be exercise in whole or in part at any time during the option term by delivering to the Company written notice of exercise specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanies by payment in full of the option price and, if requested, by the representation described in Section 9.2. Payment of the option price may be made (i) in chase or by check payable to the Company or (ii) to the extent determined by the Board on or after the date of grant, in shares of Common Stock duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or (iii) by reduction in the number of shares of Common Stock issuable upon such exercise, based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant.

          (f) DEATH. Unless otherwise determined by the Board on or after the date of grant, if a Participant ceases to be a member of the Board by reason by Death, any Stock Option held by such Participant at the date of death may thereafter be exercised by the legal representative of the Participant's estate until the end of the Option Term of such Stock Option.

          (g) DISABILITY. Unless other otherwise determined by the Board on or after the date of grant, if a Participant ceases to be a member of the Board by reason of a disability that prevents him or her from performing the duties of a director, any Stock Option held by such Participant may be exercised the Participant or, in the event of the death of the Participant, by the legal representative of the Participant's estate, until the end of the Option Term of such Stock Option.

          (h) OTHER TERMINATION. Unless other otherwise determined by the Board on or after the date of grant, if a Participant ceases to be a member of the Board for any reason other than death or disability, any Stock Option held by such Participant may be exercised until the end of the Option Term of such Stock Option.

          (i) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

     6.4 RIGHTS AS SHAREHOLDER. A Participant shall not be deemed to be the holder of Common Stock, or have any of the rights of a holder of Common Stock, with respect to shares subject to an Option, until the Option is exercised and a stock certificate representing such shares of Common Stock is issued to the Participant.

                                   ARTICLE VII

                            TERMINATION OR AMENDMENT

     7.1 TERMINATION OR AMENDMENT OF PLAN. The Board may at any time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Options granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant and, provided further that, without the approval of the Company's shareholders, no amendment may be made that would (i) materially increase the number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) materially modify the requirements as to eligibility to participate in the Plan; or (iii) materially increase the benefits accruing to Participants. Notwithstanding the foregoing, the provisions of Article V and Article VI may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

     7.2 AMENDMENT OF OPTIONS. The Board may amend the terms of any Stock Option previously granted, prospectively or retroactively, but, subject to Article IV, no such amendment or other action by the Board shall impair the rights of any holder without the holder's consent.


                                  ARTICLE VIII

                                  UNFUNDED PLAN

     8.1 UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give the Participant any rights that are greater than those of a general creditor of the Company.


                                   ARTICLE IX

                               GENERAL PROVISIONS

     9.1 NONASSIGNMENT. Except as otherwise provided in the Plan, any Option granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any such Option, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Option and the rights and privileges conferred hereby shall immediately terminate and the Option shall immediately be forfeited to the Company.

        9.2 LEGEND. The Board may require each person purchasing shares upon exercise of a Stock Option to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer.

     All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market upon which the Common Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.3 OTHER PLANS. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     9.4 NO RIGHT TO CONTINUE AS DIRECTOR. Neither the Plan nor the grant of any Option hereunder shall confer upon any person the right to continue as a director of the Company or obligate the Company to nominate any director for reelection by the Company's shareholders.

     9.5 LISTING AND OTHER CONDITIONS.

               (a) If the Common Stock is listed on a national securities exchange or the Nasdaq Stock Market, the issuance of any shares of Common Stock upon exercise of an Option shall be conditioned upon such shares being listed on such exchange or Nasdaq. The Company shall have no obligation to issue any shares of Common Stock upon exercise of an Option unless and until such shares are so listed, and the right to exercise any Option shall be suspended until such listing has been effected.

               (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock upon exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.


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


               (c) Upon termination of any period of suspension under this
          Section 9.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     9.6 GOVERNING LAW. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     9.7 CONSTRUCTION. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     9.8 LIABILITY OF BOARD MEMBERS. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     9.9 COSTS. The Company shall bear all expenses incurred in administering the Plan, including expenses related to the issuance of Common Stock upon exercise of Stock Options.

     9.10 SEVERABILITY. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

     9.11 SUCCESSORS. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

     9.12 HEADINGS. Article and section headings contained in this Plan are included for convenience only and are not to be used in construing or interpreting the Plan.


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


                                    ARTICLE X

                                  TERM OF PLAN

     10.1 EFFECTIVE DATE. The Plan shall be effective as of the Effective Date.

     10.2 TERMINATION. Unless sooner terminated, the Plan shall terminate ten years after it is adopted by the Board and no Options may be granted thereafter. Termination of the Plan shall not affect Options granted before such date, which will continue to be exercisable after the Plan terminates.


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